UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report:	January 23, 2007
(Date of earliest event reported):	January 23, 2007
Commission File No. 0-10587

Fulton Financial Corporation

(Exact name of Registrant as specified in its Charter)

Pennsylvania	23-2195389
(State or other jurisdiction of incorporation)	(IRS Employer Identification Number)
One Penn Square Lancaster, Pennsylvania	17604
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: 717-291-2411

Former name or former address, if changed since last Report: N/A

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     |  |  Written communications pursuant to Rule 425 under the  Securities Act

     |  |  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

     |  |  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

     |  |  Pre-commencement to communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 7.01     Regulation FD Disclosure.

On January 23, 2007, Fulton Financial Corporation ("Fulton") announced that the boards of directors of two of the corporation's Pennsylvania banks have reached an agreement in principal to merge.  Effective in the third quarter of 2007, Lebanon Valley Farmers Bank, based in Lebanon, PA, will merge with Fulton Bank, headquartered in Lancaster, PA.

The combined bank will operate as Fulton Bank and will continue to provide the same local autonomy and decentralized decision-making philosophies that characterize each of the banks today. The press release relating to this internal restructuring is attached hereto as Exhibit 99.1.

Item 9.01      Financial Statements and Exhibits.

          (d) Exhibits

               Exhibit No.               Description

99.1

Press Release dated January 23, 2007

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: January 23, 2007	Fulton Financial Corporation By: /s/ Charles J. Nugent
Charles J. Nugent Senior Executive Vice President and Chief Financial Officer

3